RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                  as Depositor



                                       and



                            WILMINGTON TRUST COMPANY

                                as Owner Trustee


                    -----------------------------------------


                      AMENDED AND RESTATED TRUST AGREEMENT

                          Dated as of December 1, 1996

                   ------------------------------------------



                      Home Equity Loan-Backed Certificates,
                                Series 1996-RHS4









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

                       Table of Contents

Section                                                                  Page

                           ARTICLE I

                          Definitions
1.01.    Definitions.........................................................  1
         -----------
1.02.    Other Definitional Provisions.......................................  1
         -----------------------------

                     ARTICLE II

                    Organization
2.01.    Name................................................................  3
         ----
2.02.    Office..............................................................  3
         ------
2.03.    Purposes and Powers.................................................  3
         -------------------
2.04.    Appointment of Owner Trustee........................................  4
         ----------------------------
2.05.    Initial Capital Contribution of Owner Trust Estate..................  4
         --------------------------------------------------
2.06.    Declaration of Trust................................................  4
         --------------------
2.07.    Liability of the Holder of the Designated Certificate...............  4
         -----------------------------------------------------
2.08.    Title to Trust Property.............................................  5
         -----------------------
2.09.    Situs of Trust......................................................  5
         --------------
2.10.    Representations and Warranties of the Depositor.....................  5
         -----------------------------------------------
2.11.    Payment of Trust Fees...............................................  6
         ---------------------

                     ARTICLE III

         Conveyance of the Class A Ownership Interest;
                    Certificates
3.01.    Conveyance of the Class A Ownership Interest........................  7
         --------------------------------------------

3.02.    Initial Ownership...................................................  7
         -----------------
3.03.    The Initial Certificates; The Variable Funding Certificates.........  7
         -----------------------------------------------------------
3.04.    Authentication of Certificates......................................  8
         ------------------------------
3.05.    Registration of and Limitations on Transfer and Exchange of
         -----------------------------------------------------------
         Certificates........................................................  8
         ------------
3.06.    Mutilated, Destroyed, Lost or Stolen Certificates................... 11
         -------------------------------------------------
3.07.    Persons Deemed Certificateholders................................... 11
         ---------------------------------
3.08.    Access to List of Certificateholders' Names and Addresses........... 11
         ---------------------------------------------------------
3.09.    Maintenance of Office or Agency..................................... 12
         -------------------------------
3.10.    Certificate Paying Agent............................................ 12
         ------------------------
3.11.    Ownership by MATI................................................... 13
         -----------------
3.12.    Subrogation and Cooperation......................................... 14
         ---------------------------

                     ARTICLE IV

        Authority and Duties of Owner Trustee
4.01.    General Authority................................................... 15
         -----------------

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                                                    i

Section                                                                Page


4.02.   General Duties...................................................... 15
        --------------
4.03.   Action upon Instruction............................................. 15
        -----------------------
4.04.   No Duties Except as Specified under Specified Documents or in

        -------------------------------------------------------------
        Instructions........................................................ 16
        ------------
4.05.   Restrictions........................................................ 16
        ------------
4.06.   Prior Notice to Certificateholders and the Credit Enhancer with
        ---------------------------------------------------------------
        Respect to Certain Matters.......................................... 16
        --------------------------
4.07.   Action by Certificateholders with Respect to Certain Matters........ 17
        ------------------------------------------------------------
4.08.   Action by Certificateholders with Respect to Bankruptcy............. 17
        -------------------------------------------------------
4.09.   Restrictions on Certificateholders' Power........................... 17
        -----------------------------------------
4.10.   Majority Control.................................................... 17
        ----------------
4.11.   Doing Business in Other Jurisdictions............................... 18
        -------------------------------------

                     ARTICLE V

            Application of Trust Funds
5.01.   Distributions....................................................... 19
        -------------
5.02.   Method of Payment................................................... 19
        -----------------
5.03.   Signature on Returns................................................ 20
        --------------------
5.04.   Statements to Certificateholders.................................... 20
        --------------------------------
5.05.   Tax Reporting; Tax Elections........................................ 20
        ----------------------------

                    ARTICLE VI

           Concerning the Owner Trustee
6.01.   Acceptance of Trusts and Duties..................................... 21
        -------------------------------
6.02.   Furnishing of Documents............................................. 22
        -----------------------
6.03.   Representations and Warranties...................................... 22
        ------------------------------
6.04.   Reliance; Advice of Counsel......................................... 23
        ---------------------------

6.05.   Not Acting in Individual Capacity................................... 23
        ---------------------------------
6.06.   Owner Trustee Not Liable for Certificates or Related Documents...... 23
        --------------------------------------------------------------
6.07.   Owner Trustee May Own Certificates and Notes........................ 24
        --------------------------------------------

                    ARTICLE VII

           Compensation of Owner Trustee
7.01.   Owner Trustee's Fees and Expenses................................... 25
        ---------------------------------
7.02.   Indemnification..................................................... 25
        ---------------

                   ARTICLE VIII

          Termination of Trust Agreement
8.01.   Termination of Trust Agreement...................................... 27
        ------------------------------

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



8.02.         Dissolution upon Bankruptcy of the Holder of the Designated
              Certificate................................................... 28

                          ARTICLE IX

              Successor Owner Trustees and Additional Owner Trustees
9.01.         Eligibility Requirements for Owner Trustee.................... 29
              ------------------------------------------
9.02.         Replacement of Owner Trustee.................................. 29
              ----------------------------
9.03.         Successor Owner Trustee....................................... 30
              -----------------------
9.04.         Merger or Consolidation of Owner Trustee...................... 30
              ----------------------------------------
9.05.         Appointment of Co-Trustee or Separate Trustee................. 30
              ---------------------------------------------

                           ARTICLE X

                         Miscellaneous
10.01.        Amendments.................................................... 32
              ----------
10.02.        No Legal Title to Owner Trust Estate.......................... 33
              ------------------------------------
10.03.        Limitations on Rights of Others............................... 33
              -------------------------------
10.04.        Notices....................................................... 34
              -------
10.05.        Severability.................................................. 34
              ------------
10.06.        Separate Counterparts......................................... 34
              ---------------------
10.07.        Successors and Assigns........................................ 34
              ----------------------
10.08.        No Petition................................................... 34
              -----------
10.09.        No Recourse................................................... 35
              -----------
10.10.        Headings...................................................... 35
              --------
10.11.        GOVERNING LAW................................................. 35
              -------------
10.12.        Integration................................................... 35
              -----------
10.13.        Rights of Credit Enhancer To Exercise Rights of
              Certificateholders............................................ 35
              ------------------------------------------------------------------

Signatures ..................................................................40


EXHIBIT

Exhibit A - Form of Certificate............................................A-1
Exhibit B - Certificate of Trust of Residential Home Equity
                             Loan Trust 1996-RHS4 .........................B-1
Exhibit C - Form of 144A Investment Representation.........................C-1
Exhibit D - Form of Investor Representation Letter.........................D-1
Exhibit E - Form of Transferor Representation Letter.......................E-1
Exhibit F - Form of Certificate of Non-Foreign Status......................F-1
Exhibit G - Form of ERISA Representation Letter............................G-1

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                                       iii

         This Amended and Restated Trust Agreement, dated as of December 1, 1996 (as amended from time to time, this "Trust Agreement"), between RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., a Delaware corporation, as Depositor (the "Depositor") and Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee"),


                                WITNESSETH THAT:

         In consideration of the mutual agreements herein contained, the Depositor and the Owner Trustee agree as follows:


                                    ARTICLE I

                                   Definitions

         Section 1.01. Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02.     Other Definitional Provisions.

         (a) All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate  or  other  document  to the  extent  not  defined,  shall  have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Section and Exhibit references contained in this Trust Agreement are references to Sections and Exhibits in or to this Trust Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

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




         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

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                                                         2

                                   ARTICLE II

                                  Organization

         Section 2.01. Name. The trust created hereby (the "Trust") shall be known as "Home Equity Loan Trust 1996-RHS4," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.02. Office. The office of the Trust shall be in care of the Owner

Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

     Section 2.03. Purposes and Powers. The purpose of the Trust is to engage in the following activities:

     (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;


(ii) to purchase the Class A Ownership Interest in 1996-RHS4 LLC, to act as Managing Member of 1996-RHS4 LLC and to pay the organizational, start-up and transactional expenses of the Trust;

(iii) to assign, grant, transfer, pledge and convey the Class A Ownership Interest pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section 5.01 any portion of the Class A Ownership Interest released from the Lien of, and remitted to the Trust pursuant to the Indenture;

(iv) to enter into and perform
its obligations under the Basic Documents to which it is to be a party;

(v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and


 (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Basic Documents while any Note is outstanding without the consent of a majority of the Certificateholders and the Indenture Trustee.


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                                                         3

     Section 2.04. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.05. Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial corpus of the Trust and shall be deposited in the Certificate Distribution Account. The Owner Trustee also acknowledges on behalf of the Issuer, the receipt in trust of the Class A Ownership Interest and a Credit Enhancement Instrument assigned to the Trust pursuant to Section 3.01, which shall constitute the Owner Trust Estate.

         Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Trust Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Owner Trust Estate, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership and the provisions of this Trust Agreement shall be interpreted to further this intention. Solely for income and franchise tax purposes, the rights of the Certificateholders (other than the Holder of the Designated Certificate) will be those of limited partners and the rights of the Holder of the Designated Certificate will be those of a general partner in a partnership formed under the Delaware Revised Uniform Limited Partnership Act. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

         Section 2.07.  Liability of the Holder of the  Designated  Certificate.
(a) The Holder of the Designated Certificate shall be liable directly to and shall indemnify any injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Owner Trust Estate) to the extent that the Holder of the Designated Certificate would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Holder of the Designated
Certificate were a general partner; provided, however, that the Holder of the Designated Certificate shall not be liable for payments required to be made on the Securities, or for any losses incurred by a Certificateholder in the capacity of an investor in the Certificates or a Noteholder in the capacity of an investor in the Notes or the Credit Enhancer for any amount due and owing under the Credit Enhancement Instrument. The Holder of the Designated Certificate shall be liable for any entity level taxes imposed on the Trust. In addition, any third party creditors of the Trust, including the Credit Enhancer (other than in connection with the obligations described in the first sentence of this Section 2.07 for which the Holder of the Designated Certificate shall not be liable) shall

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                                                         4
be deemed third party beneficiaries of this paragraph. The obligations of the Holder of the Designated Certificate under this paragraph shall be evidenced by the Designated Certificate.

         (b) Subject to subsection (a) above, the Certificateholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         Section 2.08. Title to Trust Property. Legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.09. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section
2.03. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     Section 2.10. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

                      (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                     (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

                    (iii) The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.


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                                                         5

                     (iv) The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

     Section 2.11. Payment of Trust Fees. The Owner Trustee shall pay the Trust's fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture.
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                                                         6

                                   ARTICLE III

                  Conveyance of the Class A Ownership Interest;
                                  Certificates

         Section 3.01. Conveyance of the Class A Ownership Interest. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trust, on behalf of the Holders of the Notes and the Certificates and the Credit Enhancer, without recourse, all its right, title and interest in and to the Class A Ownership Interest. The Depositor will also provide the Trust with the Credit Enhancement Instrument.

         The parties hereto intend that the transaction set forth herein be a sale by the Depositor to the Trust of all of its right, title and interest in and to the Class A Ownership Interest. In the event that the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security interest in all of its right, title and interest in, to and under the Owner Trust Estate, all distributions thereon and all proceeds thereof; and this Trust Agreement shall constitute a security agreement under applicable law.

         Section 3.02. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the conveyance of the Class A Ownership Interest pursuant to Section 3.01 and the issuance of the Certificates, the Depositor shall be the sole Certificateholder.

         Section  3.03.   The  Initial   Certificates;   The  Variable   Funding
Certificates. (a) The Initial Certificates shall be issued in minimum denominations of $250,000 and in integral multiples of $10,000 in excess thereof; except for one Initial Certificate that may not be in an integral multiple of $10,000; provided, however, that the Designated Certificate initially issued pursuant to Section 3.11 may be issued in the amount of $101,553.78. The Capped Funding Certificates will be issued in minimum initial Security Balances of $10,000 and integral multiples of $1,000 in excess thereof, together with any additional amount necessary to cover (i) the aggregate initial Security Balance of the Capped Funding Certificates issued at the time of the initial denominational exchange thereof or (ii) the aggregate initial Security Balance of any Capped Funding Certificates issued in an exchange described in subsection (d) below.

         The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.


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                                                         7

         A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

         (b) On each Payment Date, the aggregate Security Balance of the Variable Funding Certificates shall be increased by an amount equal to 8.00% of the Additional Balance Differential for such Payment Date, subject to the

Maximum Variable Funding Certificate Balance and the terms and conditions set forth below. On each Payment Date, 1.00% of the aggregate Security Balance increase of the Variable Funding Certificates shall be allocated to one Variable Funding Certificate which shall be held as part of the Designated Certificates pursuant to Section 3.11.

         (c) The Variable Funding Certificate issued on the Closing Date shall bear the Designation "VFC-1" and each new Variable Funding Certificate will bear sequential numerical designations in the order of their issuance.

         (d) In addition to the foregoing, if at any time a Variable Funding Certificate has a Security Balance of at least $10,000, such Variable Funding Certificate may be exchanged pursuant to Section 3.05 for (i) one or more Capped Funding Certificates in minimum denominations as set forth in subsection (a) above, which shall bear the designation "Capped" in addition to any other applicable designation, and (ii) a new Variable Funding Certificate having an initial Security Balance equal to the excess of the outstanding Security Balance of the Variable Funding Certificate so surrendered over the initial Security Balances of the Capped Funding Certificates referred to in clause (i) above.

         Section 3.04. Authentication of Certificates. Concurrently with the acquisition of the Class A Ownership Interest by the Trust, the Owner Trustee or the Certificate Paying Agent shall cause the Initial Certificates in an aggregate principal amount equal to the Initial Security Balance of the Initial Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Certificate Paying Agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         Section 3.05. Registration of and Limitations on Transfer and Exchange of Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Indenture Trustee shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

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                                                         8

         Subject to satisfaction of the conditions set forth below and to the provisions of Section 3.11 with respect to the Designated Certificate, upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.09, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Certificate Registrar as its authenticating agent to authenticate and deliver) in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         Each Certificateholder shall establish its non-foreign status by submitting to the Certificate Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign Status set forth in Exhibit F hereto or, alternatively, such Certificateholder will be subject to United States federal withholding tax at a rate of 35 percent for foreign holders that are taxable as corporations and 39.6% for all other foreign holders, unless reduced or eliminated pursuant to an applicable treaty. Each Certificateholder establishing its non-foreign status shall submit to the Certificate Paying Agent an additional Certificate of Non-Foreign Status and IRS Form W-9 no later than the end of the third year after the taxable year of the partnership in which the initial Certificate of Non-Foreign Status and IRS Form W-9 is submitted and no later than the end of the third year after the taxable year of the partnership during which each such additional Certificate of Non-Foreign Status and IRS Form W-9 is submitted.

         No Variable Funding Certificate, other than the Designated Certificate and any Capped Funding Certificate may be transferred. Subject to the provisions set forth below, Capped Funding Certificates may be transferred, provided that with respect to the initial transfer thereof by the Designated Seller prior written notification of such transfer shall have been given to the Rating Agencies and to the Credit Enhancer by the Designated Seller.

         No transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute (A) either (i) (a) an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably

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                                                         9
satisfactory to the Certificate Registrar and the Depositor) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Administrator, the Master Servicer or the Depositor and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Issuer, the Owner Trustee, the
Certificate Registrar, the Master Servicer or the Depositor and (b) the transferee executes a representation letter, substantially in the form of
Exhibit D hereto, and the transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Issuer, the Owner Trustee, the Certificate Registrar, the Master Servicer of the Depositor and (B) the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor provided, however, that if a Certificate of Non-Foreign Status is not provided to the Certificate Registrar and the Depositor upon transfer, the transferee will be subject to United States federal withholding tax at a rate of 35 percent, unless reduced or eliminated pursuant to an applicable treaty. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Administrator, the Master Servicer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of Certificates or any interest therein shall be made to any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA, or Section 4975 of the Code (collectively, "Plan"), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that the purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan

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                                                        10
may provide a certification in the form of Exhibit G to this Agreement, which the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

         In addition, no transfer of a Certificate shall be permitted, and no such transfer shall be registered by the Certificate Registrar or be effective hereunder, if such transfer or the registration of such transfer would cause the Issuer to be classified as a publicly traded partnership, taxable as a corporation for federal income tax purposes by causing the Issuer to have more than 100 Certificateholders at any time during the taxable year of the Issuer.

         Section 3.06. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer harmless, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee or the Certificate Paying Agent, as the Trust's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section
3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.07. Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

         Section 3.08. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding

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                                                        11
a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Holder of the Designated Certificate, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.09. Maintenance of Office or Agency. The Owner Trustee on behalf of the Trust, shall maintain in the City of New York, The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office of the Indenture Trustee as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Holder of the Designated Certificate and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 3.10. Certificate Paying Agent. (a) The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Indenture Trustee pursuant to Section 3.05 of the Indenture. The Trust hereby appoints the Indenture Trustee as Certificate Paying Agent and the Indenture Trustee hereby accepts such appointment and further agrees that it will be bound by the provisions of this Trust Agreement relating to the Certificate Paying Agent and shall:

                         (i) hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                        (ii) give the Owner Trustee notice of any default by the Trust of which it has actual knowledge in the making of any payment required to be made with respect to the Certificates;

                       (iii) at any time during the continuance of any such default, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in Trust by such Certificate Paying Agent;

                        (iv) immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

                         (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and


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                                                        12

                        (vi) deliver to the Owner Trustee a copy of the report to Certificateholders prepared with respect to each Payment Date by the Administrator pursuant to Section 4.01 of the Servicing Agreement.

         (b) On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Certificate Paying Agent shall determine LIBOR and the Certificate Rate for such Interest Period and shall inform the Master Servicer, the Administrator and the Depositor at their respective facsimile numbers given to the Certificate Paying Agent in writing thereof.

         (c) The Trust may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Indenture Trustee shall be permitted to resign as Certificate Paying Agent upon 30 days written notice to the Owner Trustee; provided the Indenture Trustee is also resigning as Paying Agent under the Indenture at such time. In the event that the Indenture Trustee shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument to the effect set forth in this Section 3.10 as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.03, 6.04 and 7.01 shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

         (d) The Certificate Paying Agent shall establish and maintain with itself the Certificate Distribution Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture. The Certificate Paying Agent shall make all distributions of Certificate Distribution Amounts, Certificate Preferred Return and any Interest Shortfalls on the Certificates, from moneys on deposit in the Certificate Distribution Account.

         Section 3.11. Ownership by MATI. (a) MATI shall on the Closing Date purchase a Certificate representing approximately 1% of the Initial Security
Balance of the Initial Certificates and shall take delivery of the Variable Funding Certificate referred to in the second sentence of Section 3.03(b) (collectively, the "Designated Certificates") and shall thereafter retain beneficial and record ownership of the Designated Certificates. The Owner Trustee shall cause the Designated Certificates to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 3.11(b) OF THE TRUST AGREEMENT."

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                                        13

         (b) The Designated Certificates shall, for income and franchise tax purposes, be treated as the general partnership interest of the Trust in accordance with Sections 2.06 and 2.07. The Designated Certificates shall not be transferred by MATI or any subsequent Holder unless (a) the transferee shall be either (1) the Designated Seller or an Affiliate of the Designated Seller, or
(2) a "qualified institutional buyer" under Rule 144A under the Securities Act in which case the prior written consent of the Credit Enhancer is obtained, which will not be unreasonably withheld, (b) the applicable provisions of
Section 3.05 are satisfied, (c) the Certificate Registrar receives an Opinion of Counsel to the effect that the transfer of the Designated Certificates shall not cause the Trust to be subject to an entity level tax and (d) the Rating Agencies shall consent to such transfer.

         Section 3.12. Subrogation and Cooperation. (a) The Owner Trustee acknowledges that (i) to the extent the Credit Enhancer makes payments under the Credit Enhancement Instrument on account of principal of or interest on the Class A Ownership Interest, the Credit Enhancer will be fully subrogated to the rights of the holder of the Class A Ownership Interest to receive such principal and interest from the 1996-RHS4 LLC, and (ii) the Credit Enhancer shall be paid such principal and interest but only from the sources and in the manner provided herein, in the Operating Agreement and in the Insurance Agreement for the payment of such principal and interest.

         The Trustee shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interest under this Trust Agreement or the Insurance Agreement, consistent with this Trust Agreement and without limiting the rights of the Certificateholders as otherwise set forth in the Trust Agreement.

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                                        14

                                   ARTICLE IV

                      Authority and Duties of Owner Trustee

         Section 4.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

         Section 4.02. General Duties. The Owner Trustee shall be responsible to administer the Trust pursuant to the terms of this Trust Agreement and the Basic Documents to which the Trust is a party and in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement. In the event of any request made to the Issuer, as the Class A Ownership Interest Holder, for consent to any transfer of any interest in any portion of the Class B Ownership Interest, the Owner Trustee shall respond to such request in its discretion on behalf of the Issuer and shall not be required to consult with the Certificateholders or the Indenture Trustee.

     Section 4.03. Action upon Instruction. (a) Subject to this Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to this Article IV.

         (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders (with a copy to the Credit Enhancer) requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instructions received from Holders of Certificates representing a majority of the Security Balance thereof, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                                        15
circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

         Section 4.04. No Duties Except as Specified under Specified Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 4.05. Restrictions. (a) The Owner Trustee shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (y) that, to the actual knowledge of the Owner Trustee, would result in the Trust becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

         (b) The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless (a) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Certificateholder and (b) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

         Section 4.06. Prior Notice to Certificateholders and the Credit Enhancer with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Credit Enhancer in writing of the proposed action and Holders of Certificates representing a majority of the Security Balance thereof and the Credit Enhancer shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

         (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Class A Ownership Interest) and the compromise of any action, claim or lawsuit brought by or against

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                                        16
the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Class A Ownership Interest);

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

 (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(d) the amendment
of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

         (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

         Section 4.07. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of Certificateholders evidencing not less than a majority of the outstanding Security Balance of the Certificates, and with the consent of the Credit Enhancer, to (a) remove the Master Servicer under the Servicing Agreement pursuant to Sections 7.01 and 8.05 thereof or (b) except as expressly provided in the Basic Documents, sell the Class A Ownership Interest after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by Certificateholders evidencing not less than a majority of the outstanding Security Balance of the Certificates and with the consent of the Credit Enhancer.

         Section 4.08. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and with the consent of the Credit Enhancer and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         Section 4.09. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.10. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the Certificateholders evidencing not less than a majority of the outstanding Security Balance of the Certificates. Except as
expressly  provided  herein,  any  written  notice  of  the   Certificateholders
delivered pursuant to this Trust Agreement shall be effective if signed by Certificateholders

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                                                        17
evidencing not less than a majority of the outstanding Security Balance of the Certificates at the time of the delivery of such notice.

         Section 4.11. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company, or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

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                                                        18

                                    ARTICLE V

                           Application of Trust Funds

         Section 5.01. Distributions. (a) On each Payment Date, the Certificate Paying Agent shall distribute to the Certificateholders all funds on deposit in the Certificate Distribution Account and available therefor (as provided in Section 3.05 of the Indenture), as the Certificate Distribution Amount, the

Certificate Preferred Return and any Interest Shortfalls for such Payment Date. All distributions made pursuant to this Section shall be made on a pro rata basis to the Certificateholders based on the Security Balances thereof; provided however that any amount on deposit in the Certificate Distribution Account relating to a payment to the Certificate Paying Agent pursuant to Section 3.05(a)(x) of the Indenture shall be distributed solely to the Holder of the Designated Certificate.

         (b) In the event that any withholding tax is imposed on the distributions (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

         (c) All calculations of the Certificate Preferred Return on the Certificates shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days.

     (d) Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders.

         Section 5.02. Method of Payment. Subject to Section 8.01(c), distributions required to be made to Certificateholders on any Payment Date as provided in Section 5.01 shall be made to each Certificateholder of record on the preceding Record Date either by, in the case of any Certificateholder owning Certificates, other than the Designated Certificate, having denominations aggregating at least $1,000,000, wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register. All distributions in respect of the Designated Certificate shall be made to MATI or its permitted assignees or transferees, as the case may be, by wire transfer, in immediately available funds, to the account of such entity at a bank or other entity having appropriate facilities therefor, as

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                                                        19
specified in written instructions to the Certificate Paying Agent on or prior to the first Payment Date.

     Section  5.03.   Signature  on  Returns.   The  Holder  of  the  Designated
Certificate, as the tax matters partner, shall sign on behalf of the Trust the tax returns of the Trust.

         Section 5.04. Statements to Certificateholders. On each Payment Date, the Certificate Paying Agent shall send to each Certificateholder the statement or statements provided to the Owner Trustee and the Certificate Paying Agent by the Administrator pursuant to Section 4.01 of the Servicing Agreement with respect to such Payment Date.

         Section 5.05. Tax Reporting; Tax Elections. The Depositor shall prepare or cause to be prepared all federal and state partnership or other income tax returns and information statements that in the judgment of the Depositor or its designee are required to be prepared and filed with respect to the Trust for each of its taxable years and shall deliver such returns to the tax matters partner of the Trust at least one week prior to their due dates in order for the tax matters partner to sign and timely file such returns. The tax matters partner shall timely sign and file such returns, subject to its right to review such returns for completeness and accuracy. Within 90 days after the end of each calendar year, the Depositor shall provide or cause to be provided to each Certificateholder an Internal Revenue Service "K-1" or any successor schedule and supplemental information, if required by law, to enable each Certificateholder to file its federal and state income tax returns. The Holder of the Designated Certificate may from time to time make and revoke such tax elections with respect to the Trust as it deems necessary or desirable in its sole discretion to carry out the business of the Trust or the purposes of this Trust Agreement if permitted by applicable law. Notwithstanding the foregoing, an election under Section 754 of the Code shall not be made without the written consent of a majority in interest of the Holders of the Certificates. The Holder of the Designated Certificate shall serve as tax matters partner for the Trust.

         The Holder of the Designated Certificate and the Certificateholders agree by their purchase of Certificates to treat the Issuer as a partnership solely for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Issuer, the partners of the partnership being the Certificateholders (including the Holder of the Designated Certificate), and the Notes being debt of the partnership.

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                                                        20

                                   ARTICLE VI

                          Concerning the Owner Trustee

         Section 6.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) No provision of this Trust Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (b)  Under  no  circumstances   shall  the  Owner  Trustee  be  liable  for
indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;


         (c) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or the Holder of the Designated Certificate or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

         (d) The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

         (e) The Owner Trustee shall not be liable for the default or misconduct of the Holder of the Designated Certificate, the Depositor, Indenture Trustee or the Master Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Designated Seller under the Designated Seller's Agreement; and


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                                                        21

         (f) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

         Section 6.02. Furnishing of Documents. The Owner Trustee shall furnish to the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

     Section 6.03.  Representations  and  Warranties.  The Owner Trustee  hereby
represents   and   warrants   to  the   Depositor,   for  the   benefit  of  the
Certificateholders, that:

         (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

         (c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

         (d) This Trust Agreement, assuming due authorization, execution and delivery by the Owner Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

         (e) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

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                                                        22

         (f) No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

         Section 6.04. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it at the expense of the Trust. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

         Section 6.05. Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 6.06. Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein and in the Certificates (other than the signatures of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Designated Seller with any warranty or representation made under any Basic Document or in

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                                                        23
any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 6.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Designated Seller, the Certificate Paying Agent, the Certificate Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

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                                                        24

                                   ARTICLE VII

                          Compensation of Owner Trustee

         Section 7.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents which shall be payable by the Master Servicer pursuant to Section 3.09 of the Servicing Agreement.

         Section 7.02. Indemnification. The Holder of the Designated Certificate shall indemnify, defend and hold harmless the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, provided, that:

                         (i) the Holder of the Designated Certificate shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

                        (ii) with respect to any such claim, the Indemnified Party shall have given the Holder of the Designated Certificate written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

                       (iii) while maintaining control over its own defense, the Holder of the Designated Certificate shall consult with the Indemnified Party in preparing such defense; and

                        (iv) notwithstanding anything in this Agreement to the contrary, the Holder of the Designated Certificate shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Holder of the Designated Certificate which consent shall not be unreasonably withheld.

         The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Trust Agreement, shall be subject to the

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                                        25
approval of the Holder of the Designated Certificate, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee which consent shall not be unreasonably withheld, the Holder of the Designated Certificate has the right to assume the defense of any claim, action or proceeding against the Owner Trustee.

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                                        26

                                  ARTICLE VIII

                         Termination of Trust Agreement

         Section 8.01. Termination of Trust Agreement. (a) This Trust Agreement (other than this Article VIII) and the Trust shall terminate and be of no further force or effect upon the earliest of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Trust Agreement, (ii) the Payment Date in February 2011, (iii) at the time provided in Section 8.02 or (iv) the purchase by the Master Servicer of all Revolving Credit Loans pursuant to
Section 8.08(a) of the Servicing Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, other than the Holder of the Designated Certificate as described in Section 8.02, shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 8.01(a), none of the Depositor, the Holder of the Designated Certificate or any other Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to Certificateholders and the Credit Enhancer mailed within five Business Days of receipt of notice of such termination from the Owner Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Payment Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Certificates was to have been made pursuant to Section 3.10, all the Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this

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                                                        27

Trust Agreement. Any funds remaining in the Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Holder of the Designated Certificate.

         (d) Upon the  winding  up of the Trust and its  termination,  the Owner
Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Business Trust Statute.

         Section 8.02. Dissolution upon Bankruptcy of the Holder of the Designated Certificate. In the event that an Insolvency Event shall occur with respect to the Holder of the Designated Certificate, this Trust Agreement and the Trust shall be terminated in accordance with Section 8.01, 90 days after the date of such Insolvency Event, unless, before the end of such 90- day period, the Owner Trustee shall have received written instructions from (a) if no Credit Enhancer Default shall have occurred and be continuing, Holders of Certificates (other than the Holder of the Designated Certificate) representing a majority of the Security Balance of the Certificates (not including the Security Balance of the Designated Certificate), to the effect that such Holders disapprove of the termination of the Trust or (b) if a Credit Enhancer Default shall have occurred and be continuing, (i) each of the Holders of Certificates (other than the Holder of the Designated Certificate), (ii) each of the Holders of Term Notes, and (iii) each of the Holders of Variable Funding Notes (other than Holders of Variable Funding Notes held by the Designated Seller or an Affiliate of the Designated Seller), to the effect that such Holders disapprove of the termination of the Trust. Promptly after the occurrence of any Insolvency Event with respect to the Holder of the Designated Certificate (A) the Holder of the Designated Certificate shall give the Indenture Trustee, the Credit Enhancer and the Owner Trustee written notice of such Insolvency Event, (B) the Owner Trustee shall, upon the receipt of such written notice from the Holder of the Designated Certificate, give prompt written notice to the Certificateholders of the occurrence of such event and (C) the Indenture Trustee shall give prompt written notice of such event to the Noteholders; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this
Section 8.02. Upon a termination pursuant to this Section, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Payment Account) in a commercially reasonable manner and on commercially reasonable terms. Such sale shall be effected by the Indenture Trustee by the liquidation of the assets of the 1996-RHS4 LLC as Manager thereof and distribution thereof as provided in Section 14.3 of the Operating Agreement. The amount of such proceeds allocable to the Class A Ownership Interest shall be deposited into the Payment Account for distribution in accordance with Section 5.04(b) of the Indenture.

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                                        28

                                   ARTICLE IX

             Successor Owner Trustees and Additional Owner Trustees

         Section 9.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) long term debt obligations with a rating of at least A by Moody's and/or Standard & Poor's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

         Section 9.02. Replacement of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days prior written notice thereof to the Credit Enhancer and the Depositor. Upon receiving such notice of resignation, the Indenture Trustee shall promptly appoint a successor Owner Trustee with the consent of the Credit Enhancer which will not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Indenture Trustee, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner

Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee may and shall at the direction of the Credit Enhancer remove the Owner Trustee. If the Indenture Trustee shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Indenture Trustee shall promptly appoint a successor Owner Trustee acceptable to the Credit Enhancer by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.


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                                                        29

         Section 9.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this
Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Indenture Trustee shall mail notice thereof to all

Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Indenture Trustee shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

         Section 9.04. Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be
consolidated,   or  any  Person   resulting  from  any  merger,   conversion  or
consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         Section 9.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.


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                                                        30

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b) No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

     (c) The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust
Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

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                                                        31

                                    ARTICLE X

                                  Miscellaneous

         Section 10.01. Amendments. (a) This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section 10.01, provided that any amendment, except as provided in subparagraph (e) below, be accompanied by an Opinion of Counsel, to the Owner Trustee to the effect that such amendment
(i) complies with the provisions of this Section and (ii) will not cause the Trust to be subject to an entity level tax.

         (b) If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e. to give effect to the intent of the parties), it shall not be necessary to obtain the consent of any Holders, but the Owner Trustee shall be furnished with (A) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Credit Enhancement Instrument and (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders, and the consent of the Credit Enhancer shall be obtained.

         (c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding (i.e. technical in nature), it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained.

         (d) If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (A) the consent of the Credit Enhancer and an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) either (a) a letter from the Rating Agency that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any security if determined without regard to the Credit Enhancement Instrument or (b) the consent of Holders of Certificates evidencing a majority of the Security Balance of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

         (e) If the purpose of the amendment is to provide for the holding of any of the Certificates in book-entry form, it shall require the consent of Holders of all such Certificates then outstanding; provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

     (f) If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be
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                                                        32
of any Holder, but the Owner Trustee shall be furnished with (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Credit Enhancement Instrument and the consent of the Credit Enhancer shall be obtained.

         (g) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Credit Enhancer and each of the Rating Agencies. It shall not be necessary for the consent of Certificateholders or the Indenture Trustee pursuant to this
Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (h) In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner

Trustee, as the case may be, have been satisfied.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

         Section 10.02. No Legal Title to Owner Trust Estate. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate

         Section 10.03. Limitations on Rights of Others. Except for Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Holder of the Designated Certificate, the Certificateholders, the Credit Enhancer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust
Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.


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                                                        33

         Section 10.04. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt , if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to Residential Funding Mortgage Securities II, Inc., 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437; if to MATI, addressed to Mortgage Assets Trading Inc., 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention:
CFO; if to the Credit Enhancer, addressed to AMBAC Indemnity Corporation, One State Street Plaza, 17th Floor, New York, New York 10004, if to the Rating Agencies, addressed to Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10001 and Standard & Poor's Ratings Services, 26

Broadway, 15th Floor, New York, New York 10004, Attention: Structured Finance Department - MBS or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     (c) A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

         Section 10.05. Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.06. Separate Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.07. Successors and Assigns. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided and the Credit Enhancer. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 10.08. No Petition. The Owner Trustee, by entering into this Trust Agreement and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.


[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                                        34

         Section 10.09. No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Holder of the Designated Certificate, the Designated Seller, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

     Section 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.


         Section 10.11.  GOVERNING LAW. THIS TRUST  AGREEMENT SHALL BE
CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE,  WITHOUT
REFERENCE TO ITS
CONFLICT OF LAW  PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS.

         Section 10.12. Integration. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

         Section 10.13. Rights of Credit Enhancer To Exercise Rights of Certificateholders. By accepting its Certificate, each Certificateholder agrees that unless a Credit Enhancer Default exists, the Credit Enhancer shall have the right to exercise all rights of the Certificateholders under this Agreement (other than the right to vote to disapprove of a termination of the Trust pursuant to Section 8.02) without any further consent of the Certificateholders.

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                                                        35

         IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                                            By:
                                               Name:          Diane Wold
                                               Title:         Vice President


                                            WILMINGTON TRUST COMPANY, not in its
                                            individual  capacity  but  solely as
                                            Owner  Trustee,  except with respect
                                            to    the     representations    and
                                            warranties contained in Section 6.03
                                            hereof,


                                            By:
                                               Name:          Emmett R. Harmon
                                               Title:         Vice President


Acknowledged and Agreed:

The Chase Manhattan Bank
         Indenture Trustee, as Certificate
         Registrar and Certificate
         Paying Agent



By:
   Name:          Regina Bishop
   Title:         Vice President

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                                        36

                                    EXHIBIT A

                               FORM OF CERTIFICATE


                  THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE TERM NOTES AND THE VARIABLE FUNDING NOTES AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED
UNDER
THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE SECURITIES LAWS OF ANY
STATE AND
MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT
TO SUCH ACT
AND  LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH  ARE
EXEMPT  FROM
REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS
TRANSFERRED IN
ACCORDANCE  WITH THE  PROVISIONS  OF SECTION 3.05 OF THE TRUST
AGREEMENT  ("THE
AGREEMENT").

                  NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (i) A
REPRESENTATION  LETTER
FROM THE TRANSFEREE OF THIS  CERTIFICATE  TO THE EFFECT THAT SUCH
TRANSFEREE IS
NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE PROHIBITED TRANSACTION
RESTRICTIONS
AND THE FIDUCIARY RESPONSIBILITY  REQUIREMENTS OF THE EMPLOYEE
RETIREMENT INCOME
SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION  4975 OF THE
INTERNAL
REVENUE CODE OF 1986 (THE "CODE"), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE (COLLECTIVELY A "PLAN INVESTOR"), OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR, AN OPINION OF COUNSEL, OR A CERTIFICATION IN THE FORM OF EXHIBIT G TO THE AGREEMENT IN LIEU OF SUCH OPINION OF COUNSEL, TO THE EFFECT THAT THE PURCHASE

OR HOLDING
OF THIS CERTIFICATE IS PERMISSIBLE  UNDER APPLICABLE LAW, WILL NOT
CONSTITUTE OR
RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF
THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS)
AND WILL NOT
SUBJECT THE COMPANY, THE OWNER TRUSTEE,  THE MASTER SERVICER,  THE
ADMINISTRATOR
OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY IN
ADDITION TO THOSE
UNDERTAKEN IN THE AGREEMENT.

                  [THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 3.11(b) OF THE TRUST
AGREEMENT.]

                  THE TRANSFEREE OF THIS CERTIFICATE SHALL BE SUBJECT TO UNITED STATES FEDERAL WITHHOLDING TAX UNLESS THE CERTIFICATE

[NY01:241702.4]  16069-00382  12/19/96 10:59pm

REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN STATUS
CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR
CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

                  THIS   CERTIFICATE  DOES  NOT  REPRESENT  AN  INTEREST  IN  OR
OBLIGATION OF THE  DESIGNATED  SELLER,  THE COMPANY,  THE MASTER
SERVICER,  THE
INDENTURE TRUSTEE,  OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE
AFFILIATES,
EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE BASIC
DOCUMENTS.

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       A-2

Certificate No. ____                Certificate Preferred Return:

Date of Trust Agreement
and Cut-off Date:
December 1, 1996
                                    [Aggregate initial Security Balance
                                    of the Initial Certificates: $___________

First Payment Date:                 Initial Security Balance of
January 21, 1997                    this Certificate:  $____________]

                                    [Maximum Undivided Variable Funding
                                    Certificate Balance:  $_____________]

Assumed Final Payment Date:         CUSIP [_____]
February 20, 2011


                       HOME EQUITY LOAN-BACKED CERTIFICATE
                                SERIES 1996-RHS4


         evidencing a fractional undivided interest in the Owner Trust Estate, the property of which consists primarily of the Class A Ownership Interest in the 1996-RHS4 LLC, a special purpose limited liability company (the "1996-RHS4 LLC") created by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).

                  This Certificate is payable solely from the assets of the Owner Trust Estate, and does not represent an obligation of or interest in the Company, the Designated Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee, the Administrator or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the Class A Ownership Interest in the 1996-RHS4 LLC is guaranteed or insured by any governmental agency or instrumentality or by the Company, the Designated Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Designated Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that [name of Holder] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the [Security Balance of this Certificate] [the principal amount set forth on Schedule A attached hereto] by the aggregate Security Balance of all Certificates, prior to any Payment Date) in certain distributions with respect to the Owner Trust Estate consisting primarily of the Class A Ownership Interest in the 1996-RHS4 LLC, created by Residential Funding Mortgage Securities II, Inc. The Trust (as defined herein) was created pursuant to a Trust Agreement dated as specified above (as amended

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       A-3
and supplemented from time to time, the "Agreement") between the Company and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Security Balance of all Initial Certificates and Variable Funding Certificates prior to such Payment Date) of the Certificate Preferred Return, Certificate Distribution Amount and Interest Shortfall, if any required to be distributed to Holders of Certificates on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

                  Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York. [The initial Security Balance of this Certificate is set forth above.] [The initial Maximum Variable Funding Certificate Balance is set forth above.] The Security Balance hereof will be reduced to the extent of the distributions allocable to principal.

                  No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Certificate Registrar or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in the Agreement and (iii) the Certificate Registrar shall require the transferee to execute an investment letter and a Certificate of Non-Foreign Status in the form described by the Agreement (or if a Certificate of Non-Foreign Status is not provided, the transferee will be subject to United States federal withholding tax), which investment letter and certificate shall not be at the expense of the Trust, the Owner Trustee, the Certificate Registrar or the Company. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       A-4
any such transfer, the Certificate Registrar (unless otherwise directed by the Company) will also require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code ("Plan"), any person acting, directly or indirectly, on behalf of any such plan or any person using the assets of any such plan to effect such acquisition (collectively, a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Company, the Owner Trustee, the Master Servicer and the Certificate Registrar, or a certification in the form of Exhibit G to the Agreement, to the effect that the purchase or holding of the Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Company, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

                  This [Initial Certificate] [Variable Funding Certificate] is one of a duly authorized issue of Certificates designated as Home Equity
Loan-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates"). All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Company is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of December 1, 1996 between Home Equity Loan Trust 1996-RHS4 (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture").

                  Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Company, or join in any institution against the Company or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

                  The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Credit Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amend-

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       A-5
ment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Credit Enhancement Instrument and the counsel of the Credit Enhancer shall be obtained. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of the any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Credit Enhancement Instrument or (b) the consent of Holders of the Certificates evidencing a majority of the Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Owner Trustee.

                  Except as provided in the Agreement, the Certificates are issuable only in minimum denominations of $250,000 and in integral multiples of $10,000 in excess thereof, except for one Certificate which may be an amount which is not an integral multiple of $10,000. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.


[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       A-6

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earliest of
(i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Agreement, (ii) the Payment Date in February 2011, or (iii) the bankruptcy or insolvency of the Holder of the Designated Certificate and the satisfaction of other conditions specified in Section 8.02 of the Agreement.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

[NY01:241702.4]  16069-00382  12/19/96 10:59pm

                                  [SCHEDULE A]
                                       to
                        HOME EQUITY LOAN TRUST 1996-RHS4
              Home Equity Loan-Backed Variable Funding Certificate


=====================================================================
==========
Date         Percentage     Principal   Principal         Authorized Signature
             Interest       Repaid      Outstanding       of Indenture Trustee

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

=====================================================================
==========


[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       A-8

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                                HOME EQUITY LOAN
                                 TRUST 1996-RHS4

                               by    WILMINGTON TRUST COMPANY, not in
                                     its individual capacity but solely as Owner

                                     Trustee



Dated: December 20, 1996
                                              Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

This is one of the [Initial Certificates] [Variable Funding Certificates] referred to in the within mentioned Agreement.


WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By:______________________________
           Authorized Signatory



or __________________________________,
         as Authenticating Agent of the Trust


By:______________________________
           Authorized Signatory

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       A-9

                                   ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE




(Please print or type name and address, including postal zip code, of assignee)



the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                             __________________________________*/
                                 Signature Guaranteed:


                             ____________________________*/


-----------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.



[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                      A-10

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for the information of the Certificate Paying Agent:

   Distribution shall be made by wire transfer in immediately available funds to
----------------------------------------------
-----------------------------------------------------------------
for the account of ________________________________________, account number
______________, or, if mailed by check, to ______________.

         Applicable statements should be mailed to__________________.


                                           ------------------------------
                                           Signature of assignee or agent
                                           (for authorization of wire
                                            transfer only)

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                      A-11

                                    EXHIBIT B
                             TO THE TRUST AGREEMENT










                              CERTIFICATE OF TRUST

                                       OF

                        HOME EQUITY LOAN TRUST 1996-RHS4

         THE   UNDERSIGNED,   ______________________,   as  owner  trustee  (the
"Trustee"), for the purpose of forming a business trust does hereby certify as follows:

         1.       The name of the business trust is:

                        HOME EQUITY LOAN TRUST 1996-RHS4

         2. The name and business address of the Trustee of the business trust in the State of Delaware is ______________________, _________________,
 __________, Delaware _____.

         3. The business trust reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Trust in the manner now or hereafter prescribed by law.

         4.       This Certificate of Trust shall be effective upon filing.

         THE UNDERSIGNED, being the Trustee hereinbefore named, for the purpose of forming a business trust pursuant to the provisions of the Delaware Business Trust Act, does make this certificate of trust, hereby declaring and further certifying that this is its act and deed and that to the best of the undersigned's knowledge and belief the facts herein stated are true.

                                   [NAME OF OWNER TRUSTEE],

                                   not in its individual capacity but
                                   solely as owner trustee under a Trust
                                   Agreement dated as of December 1,
                                   1996


                                   By:
                                      Name:
                                     Title:


[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       B-1

                                    EXHIBIT C

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


                 Description of Rule 144A Securities, including
                                    numbers:
                 ===============================================
                 ===============================================


                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Owner Trustee and the Depositor (as defined in the Trust Agreement (the "Agreement"), dated as of _________, ____ between Residential Funding Mortgage Securities II, Inc., as Depositor and ______________________, as Owner Trustee pursuant to Section 3.05 of the Agreement and __________________________________
as indenture trustee, as follows:

                           a.  The   Buyer   understands   that  the  Rule  144A
         Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       C-1

                           d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3.  The Buyer represents that:

         (i)      either (a) or (b) is satisfied, as marked below:

                           ____ a. The Buyer is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101; or

                           ____ b. The Buyer will provide the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Buyer is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Administrator to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar,

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       C-2
 the Master Servicer or the Administrator; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

         (ii) the Buyer is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of

         ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 3.

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                        Print Name of Buyer

By:                                                           By:
     Name:                                                    Name:
     Title:                                                   Title:

Taxpayer Identification:                             Taxpayer Identification:

No.                                                           No.

Date:                                                         Date:

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       C-3

                              ANNEX 1 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

                            The undersigned hereby certifies as follows in
 connection  with  the  Rule  144A  Investment   Representation  to  which  this
Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the

Buyer.

             2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
--------
1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       C-4

     ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___     Broker-Dealer.  The Buyer is a dealer registered pursuant to
             Section 15 of the
             -------------
             Securities Exchange Act of 1934.

     ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___     Investment Adviser.   The Buyer is an investment adviser registered
             under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.


     ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

             3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.


[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       C-5

             4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

             5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___         ___          Will the Buyer be purchasing the Rule 144A
  Yes         No  Securities only for the Buyer's own account?

             6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

             7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                            Print Name of Buyer

                                            By:
                                                     Name:
                                                     Title:
                                            Date:

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       C-6

                              ANNEX 2 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                   1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements [NY01:241702.4] 16069-00382 12/19/96 10:59pm
                                       C-7
made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                                     Print Name of Buyer

                                                     By:
                                      Name:
                                     Title:


                                 IF AN ADVISER:


                                                     Print Name of Buyer


                                                     Date:

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       C-8

                                    EXHIBIT D

                     FORM OF INVESTOR REPRESENTATION LETTER


                                                       , 19


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The Chase Manhattan Bank
450 West 33rd Street, 10th Floor
New York, NY  10001

Attention:  Corporate Trust Administration

                  Re:      Home Equity  Loan-Backed Certificates
                           Series 1996-RHS4

Ladies and Gentlemen:

                              (the "Purchaser") intends to purchase from   (the

"Seller") $ [Initial Security Balance of Certificates] [Variable Funding Certificates] of Series 1996-RHS4 (the "Certificates"),issued pursuant to the Trust Agreement (the "Trust Agreement"), dated as of December 1, 1996 between Residential Funding Mortgage Securities II, Inc. as depositor (the "Company") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by The Chase Manhattan Bank as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

                           1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and
                  (e) the Certificates will bear a legend to the foregoing effect.


[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       D-1

                           2. The  Purchaser is acquiring the  Certificates  for
                  its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                           3. The Purchaser is (a) a substantial,  sophisticated
                  institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the

                  Act.

                           4. The Purchaser has been furnished with, and has had
                  an opportunity to review (a) [a copy of the Private Placement Memorandum, dated , 19 , relating to the Certificates (b)] a copy of the Trust Agreement and [b] [c] such other information concerning the Certificates, the Revolving Credit Loans and the Company as has been requested by the Purchaser from the
                  Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                           5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
                  (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       D-2
                  that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                          6. The Purchaser represents:

         (i) that either (a) or (b) is satisfied, as marked below:

                           ____ a. The Purchaser is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101; or

                           ____ b. The Purchaser will provide the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

         (ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

                           7.  The Purchaser is not a non-United States person.

                                            Very truly yours,



                                            By:
                                            Name:
                                            Title:


[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       D-3

                                    EXHIBIT E

                    FORM OF TRANSFEROR REPRESENTATION LETTER




                                                     , 19


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The Chase Manhattan Bank
450 West 33rd Street, 10th Floor
New York, NY  10001

Attention:  Corporate Trust Administration

                  Re:      Home Equity  Loan-Backed Certificates

                           Series 1996-RHS4

Ladies and Gentlemen:

    (the  "Purchaser")  intends  to  purchase  from (the  "Seller")  $  [Initial
Security Balance of Certificates] [Variable Funding Certificates] of Series 1996-RHS4 (the "Certificates"), issued pursuant to the Trust Agreement (the "Trust Agreement"), dated as of December 1, 1996 between Residential Funding Mortgage Securities II, Inc. as depositor (the "Company") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by The Chase Manhattan Bank as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification

[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       E-1
pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                                               Very truly yours,

                                                                        (Seller)



                                                                             By:
                                                                           Name:
                                                                          Title:



[NY01:241702.4]  16069-00382  12/19/96 10:59pm
                                       E-2

                                    EXHIBIT F

                        CERTIFICATE OF NON-FOREIGN STATUS

         This Certificate of Non-Foreign Status ("certificate") is delivered pursuant to Section 3.05 of the Trust Agreement, dated as of _________, ____ (the "Trust Agreement"), between Residential Funding Mortgage Securities II, Inc., as depositor and ______________________, as Owner Trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of the Residential Home Equity Loan-Backed Certificates, Series 1996-RHS4 (the "Certificate"). Capitalized terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III. In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I -                   Complete Either A or B

 A.  Individual as Beneficial Owner

     1. I am (The Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

     2.       My (The Beneficial Owner's) name and home address are:


                                                       ; and

     3.       My (The Beneficial Owner's) U.S. taxpayer identification number
              (Social Security Number) is                           .

 B.  Corporate, Partnership or Other Entity as Beneficial                  Owner

     1. (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

     2. The Beneficial Owner's office address and place of incorporation (if applicable) is
                                                    ; and

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                                       F-1

     3.       The Beneficial Owner's U.S. employer identification number is
                                                      .


Part II -                  Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this certificate has been made in reliance upon information contained in:

                         an IRS Form W-9

                         a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -        Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

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




         Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.



              Name


      Title (if applicable)


     Signature and Date




*NOTE: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.


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                                       F-3

                                    EXHIBIT G

                       FORM OF ERISA REPRESENTATION LETTER


                                                       _____________, 199__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Wilmington Trust Company
[ADDRESS]

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

[CERTIFICATE REGISTRAR]

       Re:      Residential Funding Mortgage Securities II, Inc.
                Home Equity Loan-Backed Certificates, Series 1996-RHS4

Dear Sirs:

                  __________________________________  (the "Transferee") intends to acquire from _____________________  (the "Transferor")  $____________ Initial
Certificate Principal Balance of Residential Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates, Series 1996-RHS4 (the "Certificates"), issued pursuant to a Trust Agreement (the "Trust Agreement") dated December 1, 1996 among Residential Funding Mortgage Securities II, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

                  The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that either:

                  (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of

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



         the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101; or

                  (2) The purchase of the Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor or the Trustee to any obligation in addition to those undertaken in the Trust Agreement and, with respect to each source of funds being used by the Transferee to acquire the Certificates (each being referred to as a "Source") and the following statements in at least one of (a), (b), (c), (d), (e) or (f) are accurate:

                           (a) the  Transferee  is an insurance  company and (i)
                  the Source is assets of its "general account," (ii) the conditions set forth in PTCE 95-60 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Transferee are exempt under PTCE 95-60 and
                  (iii) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                           (b) the  Transferee  is an insurance  company and (i)
                  the Source is assets of its "general account," (ii) the requirements of Section 401(c) of ERISA and the DOL regulations to be promulgated thereunder ("401(c) Regulations") have been satisfied and will continue to be satisfied and (iii) the Transferee represents that it understands that the operation of the general account after December 31, 1998 may affect its ability to continue to hold the Certificates after the date which is 18 months after the 401(c) Regulations become final and unless a class exemption issued by the DOL or an exception under Section 401(c) of ERISA is then available for the continued holding of Certificates, if the assets of the general account constitute Plan Assets, it will dispose of the Certificates prior to the date which is 18 months after the 401(c) Regulations become final; or

                           (c) the  Transferee  is an insurance  company and (i)
                  the Source is an insurance company "pooled separate  account,"
                  (ii) the conditions set forth in PTCE 90-1 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Transferee are exempt under PTCE 90-1 and (iii) there is no Plan whose assets in such separate account exceed 10% of the total assets of such separate account as of the date hereof (for purposes of this clause, all Plans maintained by the same employer or employee organization are deemed to be a single Plan); or

                           (d) the  Transferee is a bank and (i) the Source is a
                  "collective investment fund" as described in Section IV(e) of PTCE 91-38 with respect to which the bank is trustee, (ii) the conditions set forth in PTCE 91-38 issued by

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                                       G-2
                  the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Transferee are exempt under PTCE 91-38 and (iii) no Plan has assets invested in such collective investment fund exceeding 10% of the total assets of such collective investment fund as of the date hereof (for purposes of this clause, all Plans maintained by the same employer or employee organization are deemed to be a single
                  Plan); or

                           (e) the Transferee is an "investment  fund" described
                  in PTCE 84-14 and (i) the undersigned is a "QPAM" as defined in PTCE 84-14, (ii) the conditions set forth in PTCE 84-14 issued by the DOL have been satisfied and will continue to be satisfied and (iii) the purchase and holding of Certificates by or on behalf of the Transferee are exempt under PTCE 84-14; or

                           (f) the  transfer of  Certificates  is effected by an
                  "INHAM" defined in PTCE 96-23 and (i) the conditions set forth in PTCE 96-23 issued by the DOL have been satisfied and will continue to be satisfied and (ii) the purchase and holding of Certificates by or on behalf of the Transferee are exempt under PTCE 96-23.

                  (3) The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                Very truly yours,



                                                     By:
                                                     Name:
                                                     Title:


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                                       G-3